UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2012
Date of Report (Date of earliest event reported)

Sharprock Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53902 (Commission File Number)	98-0460379 (IRS Employer Identification No.)

Suite #140, 4651 Shell Road Richmond, British Columbia, Canada (Address of principal executive offices)	V6X 3M3 (Zip Code)

(604) 244-8824
Registrant's telephone number, including area code

Suite #222, 6820 188th Street
Surrey, British Columbia, Canada V4N 3G6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01     Regulation FD Disclosure

On February 7, 2012, Sharprock Resources Inc. (the "Company") issued a news release announcing that it has entered into a share purchase agreement to acquire a roughly 1500 square kilometer exploration and development license.

A copy of the news release is included as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPROCK RESOURCES INC.
DATE: February 7, 2012	/s/ Harpreet S. Sangha Harpreet S. Sangha Chief Executive Officer, President, Secretary and a director

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